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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) MAY 5, 1998
                                                           ------------


                              THE HERTZ CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)



         Delaware                      1-7541                  13-1938568
         --------                      ------                  ----------
(State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation)              File Number)          Identification No.)



  225 Brae Boulevard, Park Ridge, New Jersey                     07656-0713
  ------------------------------------------                     ----------
   (Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code (201) 307-2000
                                                           ---------------



                                 Not Applicable
          (Former name or former address, if changed since last report)









                               Page 1 of 8 pages.
                        The Exhibit Index is on page 3 .

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Item 5.  Other Events

An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-34501) filed by The Hertz Corporation ("Hertz"), with the Securities and Exchange Commission covering Debt Securities issuable under an Indenture dated as of December 1, 1994, between Hertz and First Union National Bank (formerly First Fidelity Bank, National Association), as Trustee (the "Indenture"). On May 5, 1998, Hertz offered for sale $200,000,000 principal amount of 6 5/8% Senior Notes due May 15, 2008, to be issued under the Indenture. The exhibit filed herewith includes the form of such Senior Notes.



Item 7.  Financial Statements and Exhibits


     (c)  EXHIBITS


          (4) Form of 6 5/8% Senior Notes due May 15, 2008, in the principal amount of $200,000,000, to be issued by Hertz under the Indenture.





                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            THE HERTZ CORPORATION
                                                      (Registrant)




                                       By:   /s/ Richard J. Foti
                                             -------------------
                                             Staff Vice President and Controller
                                             (Principal Accounting Officer)

Dated:  May 13, 1998






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                                  Exhibit Index




Exhibit No.                   Description                              Page
-----------                   -----------                              ----


      4             Form of 6 5/8% Senior Notes due                   4 - 8
                    May 15, 2008, in the principal amount
                    of $200,000,000, to be issued by Hertz
                    under the Indenture.






































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